EX-99.906 CERT

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Brian T. Jeffries, principal executive officer, and Maria De Nicolo, principal financial officer, of the Ambassador Funds (the "Registrant"), each certify to the best of his/her knowledge that:

1.

The Registrant's annual reports on Form N-CSR for the period ended December 31, 2011 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 12, 2012

/s/ Brian T. Jeffries                   /s/Maria De Nicolo

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Brian T. Jeffries                         Maria De Nicolo

Principal Executive Officer               Principal Financial Officer